Donoghue Forlines Dividend VIT Fund		Donoghue Forlines Momentum VIT Fund
Class	1 Shares	Class	1 Shares
Class	2 Shares	Class	2 Shares

Each a Series of Northern Lights Variable Trust

Supplement dated November 30, 2021 to the Prospectus dated May 1, 2021

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Effective immediately, the Funds’ prospectus is amended as follows:

Any references to the Trimtabs Donoghue Forlines Risk Managed Free Cash Flow Dividend Sector Neutral 50 Index is now changed to the FCF Risk Managed Sector Neutral Dividend Index and any references to the TrimTabs Donoghue Forlines Risk Managed Free Cash Flow Momentum Sector Neutral 50 Index is now changed to FCF Risk Managed Sector Neutral Momentum Index.

The information in this supplement contains new and additional information beyond that in the Prospectus, and Statement of Additional Information (“SAI”), May 1, 2021. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.